Filed pursuant to Rule 497(e)
Registration Nos. 333-190432; 811-22875

THE 504 FUND

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December 7, 2018

Supplement to the Statement of Additional Information (“SAI”) dated October 23, 2018

This Supplement amends the SAI of The 504 Fund (the “Fund”). It should be retained and read in conjunction with the SAI.

Effective on December 1, 2018, the Fund’s Board of Trustees (the “Board”) accepted the resignation of Constantine Andrew (Dean) Pelos, who served as the Fund’s Principal Financial Officer, Principal Accounting Officer, Chief Compliance Officer and AML Compliance Officer, and as a member of the Board’s Valuation Committee. Accordingly, all references to Mr. Pelos in the SAI are hereby removed.

Effective on December 1, 2018, the Board appointed individuals to serve in the officer positions vacated by Mr. Pelos’ resignation. Specifically, the Board appointed Robert O. Judge to serve as the Fund’s Principal Financial Officer and Principal Accounting Officer, and Polly W. Cordle to serve as the Fund’s Chief Compliance Officer and AML Compliance Officer. Effective on November 16, 2018, the Board appointed Ms. Cordle to serve as a member of the Board’s Valuation Committee.

In light of the foregoing, the following changes are made to the disclosures in the SAI:

The disclosure in the SAI in the last sentence under the section titled “Trustees and Officers of the Fund” is hereby replaced with the following:

The business address for Ms. Cordle is c/o Oyster Consulting, LLC, 4128 Innslake Dr., Glen Allen, VA 23060.

The “Other Officers” table in the SAI under the section titled “Trustees and Officers of the Fund” is hereby replaced with the following:

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Other Officers
Robert O. Judge Born: 1961	President and Principal Executive Officer (Indefinite term; since 2016); Principal Financial Officer and Principal Accounting Officer (Indefinite term; since 2018)	Chief Investment Officer, 504 Fund Advisors, LLC (investment advisory firm) (since 2015); Portfolio Manager, The 504 Fund (since 2013); Chief Executive Officer of Government Loan Solutions, Inc. (a financial services company) (since 2006)	N/A	N/A

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Jordan M. Blanchard Born: 1966	Secretary and Treasurer (Indefinite term; since 2015)	Chief Executive Officer and Chief Operating Officer, 504 Fund Advisors, LLC (investment advisory firm) (since 2015); Portfolio Manager, The 504 Fund (since 2013); General Manager – Renewable Energy Lending, Live Oak Banking Company (since 2016); Manager – Loan Syndications, Live Oak Banking Company (2017); Managing Director of 504 Secondary Markets, Government Loan Solutions, Inc. (a financial services company) (2013–2015); President, Wholesale 504 Lending Consultants, LLC (financial services company) (2011–2012); Executive Vice President of Capital Markets, CDC Direct Capital (community development corporation subsidiary) (2009–2011)	N/A	N/A
Polly W. Cordle Born: 1973	Chief Compliance Officer and AML Compliance Officer (Indefinite term; since 2018)	Associate Director, Oyster Consulting, LLC (compliance consulting to financial services firms) (since 2010)	N/A	N/A

The disclosure in the SAI in the first sentence under the section titled “Trustees and Officers of the Fund–Board Committees–Valuation Committee” is hereby replaced with the following:

The Board has a standing Valuation Committee that is composed of the Fund’s portfolio managers (Messrs. Blanchard and Judge), Ms. Cordle, Mr. Scott Evans (a founding partner of GLS), and Mr. George Jennison (President of Oyster Consulting, Inc.), as appointed by the Board.

The disclosure in the SAI in the last sentence of the first paragraph under the section titled “Anti-Money Laundering Compliance Program” is hereby replaced with the following:

Polly W. Cordle has been designated as the Anti-Money Laundering Officer of the Fund.

Please retain this Supplement for future reference.